POWER OF ATTORNEY

	Know all by these presents, that the undersigned hereby constitutes and appoints each of Chief Financial Officer, General Counsel, Corporate Counsel, Secretary, Assistant
Secretary, Corporate Controller or Assistant Controller or
 Kathleen J. Carroll and Donna G. Tracy, signing singly, the undersigneds true and lawful attorney in fact to

	(1) execute for and on behalf of the undersigned, in
the
undersigneds capacity as an officer and or director of Lydall,
 Inc.
(the Company), Forms 3, 4, and 5 in accordance with
Section 16
 (a) of the
Securities Exchange Act of 1934 and the rules thereunder

	(2) do and perform any and all acts for and on behalf
 of the
 undersigned which may be necessary or desirable to complete and execute
 any such Form 3, 4, or 5, complete and execute any amendment
 or
amendments thereto, and timely file such form with the United
 States
 Securities and Exchange Commission and any stock exchange or similar authority; and

	(3) execute for and on behalf of the undersigned, in the undersigneds capacity as an officer and/or director of the
 Company,
Form 144s or any other document to be filed pursuant to Rule 144 of the Securities Act of 1933 and any regulations thereunder with respect to securities of the Company;

	(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in
 fact, may
 be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by
 such
attorney-in-fact on behalf of the undersigned pursuant to this
 Power
of Attorney shall be in such form and shall contain such terms
 and
conditions as such attorney-in-fact may approve in such attorney in
facts discretion.

	The undersigned hereby grants to each such attorney in
 fact
full
 power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of
 any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally
present,
 with
 full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney in facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys in fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigneds responsibilities to comply with Section 16 of the Securities
 Exchange
Act of 1934.

	This Power of Attorney shall remain in full force and effect until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned has
caused this
 Power of
Attorney to be executed as of this 24th day of September, 2009.


Signature:  /s/ Peter V. Ferris

Print Name:     Peter V. Ferris